Exhibit 99.1

Report of Independent Auditors

The Board of Directors and Stockholders of Douglas Emmett, Inc.

We have audited the accompanying combined statement of revenues and certain expenses of the four-building portfolio located in Los Angeles, California (“Westwood Portfolio”) for the year ended December 31, 2015, and the related notes to the combined financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the combined revenues and certain expenses described in Note 1 for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statement, the combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Westwood Portfolio’s combined revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Los Angeles, California
May 6, 2016

Westwood Portfolio
Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2015
(in thousands)

Revenues
Rental revenues	$57,945
Tenant recoveries	2,068
Parking and other income	9,400
Total revenues	69,413

Certain expenses
Operating expenses	22,671
Real estate taxes	8,821
Total certain expenses	31,492

Revenues in excess of certain expenses	$37,921

See accompanying notes

Westwood Portfolio
Notes to the Combined Statement of Revenues and Certain Expenses

1. Overview

Description of real estate operations acquired

A consolidated joint venture in which Douglas Emmett, Inc. (the “Company”) owns an equity interest, acquired a 1,725,000 (unaudited) square foot office portfolio (“Westwood Portfolio”) on February 29, 2016 from affiliates of The Blackstone Group L.P. (the “Seller ”) for a contract price of $1.34 billion. The Westwood Portfolio is not a legal entity. The portfolio consists of four Class "A" office buildings located at 10960 Wilshire Boulevard, 10940 Wilshire Boulevard, 10880 Wilshire Boulevard, and 1100 Glendon Avenue in the Westwood submarket of Los Angeles. The accompanying combined statement of revenues and certain expenses (“Statement”) includes the combined operations of the four class "A" office buildings.

Basis of Presentation

The Statement and accompanying notes have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Statement is not intended to be a complete presentation of the combined revenues and expenses for the Westwood Portfolio, and excludes certain revenues and expenses that are not comparable to the future operations of the properties, such as amortization/accretion of above- and below-market tenant leases, depreciation and amortization of investment in real estate, property management fees, general and administrative expenses and ground rent expense.

The Westwood Portfolio Statement has been presented on a combined basis because the four Class "A" office buildings (i) were acquired on the same date in one transaction, (ii) their future results of operations will be included in the Company's consolidated results of operations after the respective date of acquisition and (iii) they will be included in the same reporting segment (office segment) in the Company's future financial statements.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with Generally Accepted Accounting Principles (United States) and Rule 3-14 of Regulation S-X requires management to make certain estimates and assumptions that affect the reported amounts in the accompanying Statement and notes. Actual results could differ materially from those estimates.

Revenue Recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased space.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are presented on a gross basis.

Parking and other revenue is recognized when the related services are utilized by the tenants.

Bad Debt Expense

Bad debt expense is recognized for potentially uncollectible tenant receivables based on analysis of the risk of loss on specific accounts. The analysis places particular emphasis on past due accounts and considers information such as the nature and age of the receivable, the payment history of the tenant, the financial condition of the tenant and an assessment of the tenants ability to meet its lease obligations, the basis for any disputes and the status of related lease negotiations. Bad debt expense is included in operating expenses in the accompanying Statement.

Operating Expenses

Operating expenses represent certain direct expenses of operating the properties that are expected to continue in the ongoing operations of the properties (without taking into account any potential savings).

Westwood Portfolio
Notes to the Combined Statement of Revenues and Certain Expenses

3. Future Minimum Lease Rental Receipts

The table below presents (in thousands) the future minimum base rentals on the non-cancelable tenant leases at December 31, 2015:

Minimum base rentals(1) during:

2016	$59,672
2017	59,111
2018	51,788
2019	48,465
2020	44,037
Thereafter	101,091
Total minimum future lease rentals	$364,164
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(1)	Does not include tenant reimbursements or straight-line rent.

4. Related Party Transactions

The Seller provided property management services to the Westwood Portfolio. Property management fees paid to the Seller for the year ended December 31, 2015 were $2.0 million (unaudited). These expenses are not included in the Statement because they are expected to be eliminated in consolidation after the acquisition of the Westwood Portfolio by the Company. See Note 1, "Basis of Presentation", regarding expenses which are excluded from the Statement.

The Seller provided coverage for the Westwood Portfolio under certain insurance policies. Insurance premiums paid to the Seller for the year ended December 31, 2015 were $1.3 million, and are included in operating expenses in the accompanying Statement.

5. Commitments and Contingencies

Legal Proceedings

The properties are subject to various legal proceedings and claims that arise in the ordinary course of business. Excluding ordinary, routine litigation incidental to the operations of the properties, the Westwood Portfolio is not currently subject to any legal proceedings that we believe would reasonably be expected to have a materially adverse effect on its results of operations.

Concentration of Risk

All of the Westwood Portfolio properties are located in Westwood, Los Angeles, and are therefore dependent on the economy and susceptible to adverse local conditions and regulations, as well as natural disasters in that area.

During 2015, no tenant accounted for more than 10% of the total revenues of the Westwood Portfolio.

6. Subsequent Events

The Company evaluated subsequent events through May 6, 2016, the date the financial statements were available to be issued.

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